SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report                                                   August 29, 2005
(Date of earliest event reported)                                August 26, 2005

                               QCR Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

      0-22208                                           42-1397595
--------------------------------------------------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification Number)

             3551 Seventh Street, Suite 204, Moline, Illinois 61265
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (309) 736-3580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On August 29, 2005, the Company announced that Quad City Bank and Trust Company, a wholly-owned bank subsidiary of the Company, completed its acquisition of 80% of the membership units of M2 Lease Funds LLC. In the transaction, which was previously announced by the Company on August 15, 2005, Quad City Bank and Trust Company purchased the units from John Engelbrecht, the President and Chief Executive Officer of M2, for a total purchase price of $5.0 million, which is subject to possible post-closing adjustments. Mr. Engelbrecht owns the remaining 20% of M2's membership units.

A press release announcing the transaction was issued on August 29, 2005, is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference in its entirety.

Item 9.01 Financial Statements and Exhibits

          (c) Exhibits.

              99.1     Press Release dated August 29, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               QCR HOLDINGS, INC.


Dated:  August 29, 2005                        By:  /s/ Todd A. Gipple
                                                    ----------------------------
                                                    Todd A. Gipple
                                                    Executive Vice President and
                                                    Chief Financial  Officer